Exhibit 10.4

EXECUTIVE

SUBSCRIPTION AGREEMENT

AND

POWER OF ATTORNEY

CPG International Holdings LP

c/o AEA Investors LLC

55 East 52nd Street

New York, New York  10055

Attention:  General Counsel

Re:	Subscription for Class B-2 Limited Partnership
Interests in CPG International Holdings LP

Ladies and Gentlemen:

1)  Subscription.

(a)                                  Contribution.   The undersigned (the “Subscriber”) irrevocably and unconditionally subscribes for and agrees to purchase Class B-2 Units of limited partnership interests (the “Interests”) in CPG International Holdings LP (the “Partnership”). The sale by the Partnership of the Interests is in consideration of the Subscriber’s agreement to contribute capital to the Partnership in the amount and type set forth on Schedule 1 hereto on the terms and conditions described herein and in the Agreement of Limited Partnership, dated as of May 10, 2005, as amended in January 2007, February 2008 and March 2009 (the “Partnership Agreement”) supplied herewith. Capitalized terms used herein have the meanings given to them in the Partnership Agreement unless otherwise defined herein. The Subscriber’s obligation to pay for the Interests shall be complete and binding upon the execution of this Subscription Agreement and the Subscriber’s Capital Contribution shatl be payable as directed by CPG Holding I LLC, the General Partner of the Partnership.

(b)                                 Delivery of Subscription Agreement.  The Subscriber hereby delivers one executed copy of this Subscription Agreement to the Partnership, c/o AEA Investors LLC, 55 East 52nd Street, New York, New York 10055, Attention:  Amy Bevacqua, Esq.

(c)                                  Acceptance.  This Subscription Agreement is subject to the acceptance of the General Partner. The General Partner reserves the right to accept or reject any subscription or any portion thereof.  Upon such acceptance, this Subscription Agreement shall become a binding agreement between the Partnership and the Subscriber.

(d)                                 Closing.  The closing of the issuance of the Interests shall occur on or about June 3, 2009, or on such other date as the General Partner of the Partnership, in its sole discretion may determine (the “Closing Date”).

(e)                                  Purpose.  The terms of this Subscription Agreement and any similar agreements are intended to increase the Partnership’s ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Partnership’s business depends.

(f)                                    Adoption of Partnership Agreement.  From and after the Closing Date, the Subscriber hereby adopts, accepts, and agrees to be bound by all terms and conditions of the Partnership Agreement and to perform all obligations therein imposed upon the Subscriber in his capacity as a Limited Partner of the Partnership, including, but not limited to, the optional redemption rights in Article 8 thereof, except as specifically modified herein.

2)  Subscriber Representations, Warranties and Agreements.

(a)                                  In connection with the purchase and sale of the Interests hereunder, the Subscriber represents and warrants to, and agrees with, the Partnership that:

(i)                                     the Interests to be acquired by Subscriber pursuant to this Subscription Agreement will be acquired for Subscriber’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and the Interests will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

(ii)                                  the Subscriber is an “accredited investor” as defined in Rule 501 of the Securities Act;

(iii)                               the Subscriber is able to bear the economic risk of his investment in the Interests for an indefinite period of time because the Interests have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

(iv)                              the Subscriber has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Interests and has had full access to such other information concerning the Partnership and any of its subsidiaries as he has requested;

(v)                                 this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable in accordance with its terms, and the execution, delivery and performance of this Subscription Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party or any judgment, order or decree to which the Subscriber is subject; and

(vi)                              the Subscriber is a resident of the State set forth beneath the Subscriber’s name on the signature page hereto.

(b)                                 As an inducement to the Partnership to issue the Interests to the Subscriber, and as a condition thereto, the Subscriber acknowledges and agrees that neither the issuance of the Interests to the Subscriber nor any provision contained herein shall entitle the Subscriber to remain in the employment of the Partnership or any of its subsidiaries or affect the right of the Partnership or any of its subsidiaries to terminate the Subscriber’s employment at any time for any reason.

(c)                                  The Subscriber acknowledges that he may not sell, transfer, assign, pledge, dispose of, grant a security interest in, mortgage, hypothecate, encumber or permit or suffer any encumbrance on all or any portion of the Subscriber’s Interests including any interest in the profits or capital of the Partnership (the commission of any such act, or any such similar act in relation to a person’s beneficial interest in the Partnership being referred to as a “Transfer”), unless the General Partner consents to the Transfer in writing and the Transfer is registered under the Securities Act or an exemption from such registration is available. The Subscriber also understands that the Transfer of such Subscriber’s Interests is restricted by the provisions of the Partnership Agreement and state securities laws.

3)                                      Additional Contributions.  If the Subscriber makes any additional Capital Contributions in respect of Class B-2 Units at any time, this Subscription Agreement will be deemed to be amended to include such additional contributions and all representations and warranties made by the Subscriber herein will be deemed repeated with respect to such additional contribution as of the date such contribution is made.  The foregoing representations, warranties and agreements shall survive the date hereof.

4)                                      Right of Optional Redemption.  The Partnership shall have the right to redeem the Interests held by the Subscriber, in whole or in part, within 181 days of the date that the Subscriber’s employment with the Companies is terminated, as follows:

(a)                                  If the Subscriber’s employment is terminated on or before January 1, 2010, then the Partnership shall be entitled to redeem up to 100% of the Subscriber’s Interests at a redemption price equal to the lesser of (i) the aggregate Capital Contributions made in respect of such Interests and (ii) the Fair Market Value of such Interests.

(b)                                 If the Subscriber’s employment is terminated after January 1, 2010, then the Partnership shall be entitled to redeem up to 100% of the Subscriber’s Interests at a redemption price equal to the Fair Market Value of such Interests.

(c)                                  Notwithstanding the foregoing clauses (a) though (c), if the Subscriber’s employment with the Companies is terminated for Cause at any time, then the Partnership shall be entitled to redeem up to 100% of the Subscriber’s Interests at a redemption price equal to the lesser of (i) the aggregate Capital Contributions made in respect of such Interests and (ii) the Fair Market Value of such Interests.

5)                                      Power of Attorney. The Subscriber, as principal, hereby appoints the General Partner as its true and lawful representative and attorney-in-fact, in its name, place and stead to make, execute, sign, deliver, acknowledge, swear to and file:

(a)                                  the Partnership Agreement and thereby to cause the Subscriber to become a limited partner of the Partnership;

(c)                                  any partnership certificate, business certificate, fictitious name certificate, amendment thereto, or other instrument or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Partnership, or required by any applicable Federal, state or local or foreign law.

(d)                                 This power of attorney is coupled with an interest, is irrevocable, and shall survive and shall not be affected by, the subsequent death, disability, incompetency, termination, bankruptcy, insolvency or dissolution of the undersigned; provided, however, that this power of attorney will terminate upon the substitution of another Limited Partner for all of the undersigned’s interest in the Partnership and upon the complete withdrawal of the undersigned from participation in the Partnership.

6)  Miscellaneous.

(a)                                  Modification.  Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

(b)                                 Revocability.  This Subscription Agreement may not be withdrawn or revoked by the Subscriber in whole or in part without the consent of the General Partner.

(c)                                  Counterparts.  This Subscription Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

(d)                                 Successors and Assigns.  Except as otherwise provided herein, this Subscription Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees, legal representatives and, in the case of the Partnership, its assigns.  The obligations of the Subscriber, and the agreements, representations, warranties, and acknowledgments herein, shall be binding upon the Subscriber’s heirs, executors, administrators, successors, trustees, legal representatives and permitted assigns.

(e)                                  Assignability.  This Subscription Agreement is not transferable or assignable by the Subscriber.

(f)                                    Entire Agreement.  Except as stated or referred to herein, this instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements.

(g)                                 Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of the New York applicable to agreements made and to be performed in that state.

[signature page follows]

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the 3rd day of June, 2009.

SUBSCRIBER

Signature	/s/ Eric Jungbluth

Print Name: Eric Jungbluth

State of Residence:

Subscriber’s Taxpayer I.D. No.: [Intentionally Omitted]

Subscriber’s address for notices:
[Intentionally Omitted]

SUBSCRIPTION ACCEPTED AS OF June 3, 2009

CPG INTERNATIONAL HOLDINGS LP
By: CPG Holding I LLC
Its General Partner

/s/ Amy C. Bevacqua
By: Amy C. Bevacqua
Vice President

SCHEDULE 1

Capital Contribution

Subscriber	Amount of Capital Contribution		Number of Class B-2 Units	Type of Capital Contribution

Eric Jungbluth	$400.00	*	40	Cash

*  Purchase price is equal to $10.00 per unit.